VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT
DECEMBER 31, 2011

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests.  We take pride in our continued commitment to provide prompt, courteous service to our policyowners.  For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company
and Policyowners of Variable Account B of Monarch Life Insurance Company:

In our opinion, the accompanying statements of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the investment divisions constituting the Variable Account B of Monarch Life Insurance Company at December 31, 2011 and 2010, and the results of their operations and changes in each of their net assets for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Monarch Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the funds’ manager or custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
April 24, 2012

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 2011

ASSETS	Cost	Shares/Units	Market Value
Investment in Oppenheimer Variable Account Funds:
Oppenheimer Money Fund	$5,670,913	5,670,913	$5,670,913
Oppenheimer Core Bond Fund	2,728,162	278,300	2,193,005
Oppenheimer Small- & Mid-Cap Growth Fund	5,902,674	137,073	6,450,657
Oppenheimer Capital Appreciation Fund	10,681,979	307,620	12,227,905
Oppenheimer Balanced Fund	23,742,168	1,604,232	18,127,820
Oppenheimer High Income Fund	2,578,356	534,917	1,016,342
	51,304,252		45,686,642

Investment in The Merrill Lynch Fund of Stripped
U.S. Treasury Securities:
2019 Trust	42,297	52,638	45,316
	42,297		45,316
Total Invested Assets	$51,346,549		45,731,958

Dividends Receivable			21
Total Assets			45,731,979

LIABILITIES
Payable to Monarch Life Insurance Company			345,995
Total Liabilities			345,995

Net Assets			$45,385,984

NET ASSETS
For Variable Life Insurance Policies			$45,384,849
Unamortized Allocated Policy Loading			1,135
Total Net Assets			$45,385,984

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 2010

ASSETS	Cost	Shares/Units	Market Value
Investment in Oppenheimer Variable Account Funds:
Oppenheimer Money Fund	$6,620,868	6,620,868	$6,620,868
Oppenheimer Core Bond Fund	2,725,917	269,050	2,079,754
Oppenheimer Small- & Mid-Cap Growth Fund	6,857,502	168,500	7,843,662
Oppenheimer Capital Appreciation Fund	12,067,896	340,062	13,721,510
Oppenheimer Balanced Fund	25,732,434	1,723,989	19,774,151
Oppenheimer High Income Fund	2,924,842	527,703	1,124,007
	56,929,459		51,163,952

Investment in The Merrill Lynch Fund of Stripped
U.S. Treasury Securities:
2019 Trust	11,003	15,680	11,773
	11,003		11,773
Total Invested Assets	$56,940,462		51,175,725

Dividends Receivable			23
Total Assets			51,175,748

LIABILITIES
Payable to Monarch Life Insurance Company			297,115
Total Liabilities			297,115

Net Assets			$50,878,633

NET ASSETS
For Variable Life Insurance Policies			$50,876,775
Unamortized Allocated Policy Loading			1,858
Total Net Assets			$50,878,633

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Total	Money Fund Division	Core Bond Fund Division	Small- & Mid-Cap Growth Fund Division	Capital Appreciation Fund Division

Investment Income:
Dividends	$716,908	$653	$123,594	$--	$48,184
Expenses:
Risk Charges and Administrative Expenses	(308,700)	(39,583)	(13,133)	(47,080)	(81,762)
Transaction Charges	(63)	--	--	--	--
Net Investment Income (Loss)	408,145	(38,930)	110,461	(47,080)	(33,578)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(533,811)	--	(65,025)	587,886	(78,082)
Net Unrealized Gains (Losses)	150,146	--	111,006	(438,177)	(107,688)
Capital Gain Distributions	--	--	--	--	--
Net Gains and (Losses)	(383,665)	--	45,981	149,709	(185,770)

Net Increase (Decrease) in Net Assets
Resulting from Operations	24,480	(38,930)	156,442	102,629	(219,348)

Transfers of Net Premiums	8,277	8,277	--	--	--
Transfers of Policy Loading, Net	(723)	144	(47.00)	(140.00)	(265.00)
Transfers Due to Deaths	(1,350,240)	(154,248)	(8,910)	(490,742)	(218,123)
Transfers Due to Other Terminations	(2,793,948)	(764,517)	(10,489)	(691,128)	(718,171)
Transfers Due to Policy Loans	46,570	(2,736)	64,245	(8,252)	75,894
Transfers of Cost of Insurance	(1,257,845)	(194,257)	(57,893)	(180,476)	(321,258)
Transfers of Net Loan Cost	(169,218)	(28,340)	(9,445)	(21,525)	(45,748)
Transfers Among Investment Divisions	--	220,185	(25,168)	(106,636)	(59,436)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(5,517,128)	(915,492)	(47,707)	(1,498,899)	(1,287,107)

Total Increase (Decrease) in Net Assets	(5,492,648)	(954,422)	108,735	(1,396,270)	(1,506,455)
Net Assets - Beginning of Year	50,878,633	6,582,452	2,067,681	7,798,123	13,641,848
Net Assets - End of Year	$45,385,985	$5,628,030	$2,176,414	$6,401,854	$12,135,392

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Balanced Fund Division	High Income Fund Division	2019 Division

Investment Income:
Dividends	$444,906	$99,571	$--
Expenses:
Risk Charges and Administrative Expenses	(120,331)	(6,684)	(127)
Transaction Charges	--	--	(63)
Net Investment Income (Loss)	324,575	92,887	(190)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(618,599)	(360,843)	852
Net Unrealized Gains (Losses)	343,935	238,821	2,249
Capital Gain Distributions	--	--	--
Net Gains and (Losses)	(274,664)	(122,022)	3,101

Net Increase (Decrease) in Net Assets
Resulting from Operations	49,911	(29,135)	2,911

Transfers of Net Premiums	--	--	--
Transfers of Policy Loading, Net	(392.00)	(22.00)	(1)
Transfers Due to Deaths	(443,482)	(34,678)	(57)
Transfers Due to Other Terminations	(588,886)	(20,749)	(8)
Transfers Due to Policy Loans	(108,004)	19,423	6,000
Transfers of Cost of Insurance	(444,866)	(54,387)	(4,708)
Transfers of Net Loan Cost	(52,560)	(9,925)	(1,675)
Transfers Among Investment Divisions	(80,398)	20,645	30,807

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(1,718,588)	(79,693)	30,358

Total Increase (Decrease) in Net Assets	(1,668,677)	(108,828)	33,269
Net Assets - Beginning of Year	19,659,345	1,117,481	11,703
Net Assets - End of Year	$17,990,670	$1,008,653	$44,973

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Total	Money Fund Division	Core Bond Fund Division	Small- & Mid-Cap Growth Fund Division	Capital Appreciation Fund Division

Investment Income:
Dividends	$386,931	$2,258	$35,440	$--	$23,516
Expenses:
Risk Charges and Administrative Expenses	(310,697)	(49,834)	(12,282)	(41,605)	(82,211)
Transaction Charges	(98)	--	--	--	--
Net Investment Income (Loss)	76,136	(47,576)	23,158	(41,605)	(58,695)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(1,394,181)	--	(74,873)	108,776	(58,670)
Net Unrealized Gains (Losses)	6,470,906	--	250,227	1,524,748	1,207,905
Capital Gain Distributions	--	--	--	--	--
Net Gains and (Losses)	5,076,725	--	175,354	1,633,524	1,149,235

Net Increase (Decrease) in Net Assets
Resulting from Operations	5,152,861	(47,576)	198,512	1,591,919	1,090,540

Transfers of Net Premiums	8,022	8,022	--	--	--
Transfers of Policy Loading, Net	(128)	(17)	(5)	(20)	(34)
Transfers Due to Deaths	(2,550,571)	(2,005,460)	8,756	(27,325)	(38,571)
Transfers Due to Other Terminations	(1,814,578)	(370,667)	(51,678)	(141,625)	(641,052)
Transfers Due to Policy Loans	335,646	12,723	38,417	17,039	48,724
Transfers of Cost of Insurance	(1,249,183)	(215,437)	(53,225)	(167,539)	(317,984)
Transfers of Net Loan Cost	(174,477)	(25,093)	(8,593)	(23,683)	(48,968)
Transfers Among Investment Divisions	--	(98,416)	107,459	364,497	(383,128)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(5,445,269)	(2,694,345)	41,131	21,344	(1,381,013)

Total Increase (Decrease) in Net Assets	(292,408)	(2,741,921)	239,643	1,613,263	(290,473)
Net Assets - Beginning of Year	51,171,041	9,324,373	1,828,038	6,184,860	13,932,321
Net Assets - End of Year	$50,878,633	$6,582,452	$2,067,681	$7,798,123	$13,641,848

VARIABLE ACCOUNT B
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2010

		High Income Fund Division	2010 Division	2019 Division
	Balanced Fund Division

Investment Income:
Dividends	$262,087	$63,630	$--	$--
Expenses:
Risk Charges and Administrative Expenses	(118,208)	(6,380)	(94)	(83)
Transaction Charges	--	--	(58)	(40)
Net Investment Income (Loss)	143,879	57,250	(152)	(123)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(963,927)	(425,646)	19,442	717
Net Unrealized Gains (Losses)	2,999,026	508,210	(19,848)	638
Capital Gain Distributions	--	--	--	--
Net Gains and (Losses)	2,035,099	82,564	(406)	1,355

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,178,978	139,814	(558)	1,232

Transfers of Net Premiums	--	--	--	--
Transfers of Policy Loading, Net	(49)	(3)	--	--
Transfers Due to Deaths	(475,693)	(13,422)	1,063	81
Transfers Due to Other Terminations	(556,099)	(53,421)	(25)	(11)
Transfers Due to Policy Loans	107,889	104,854	--	6,000
Transfers of Cost of Insurance	(430,447)	(59,814)	(509)	(4,228)
Transfers of Net Loan Cost	(55,544)	(11,457)	241	(1,380)
Transfers Among Investment Divisions	129,478	9,332	(129,222)	--

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(1,280,465)	(23,931)	(128,452)	462

Total Increase (Decrease) in Net Assets	898,513	115,883	(129,010)	1,694
Net Assets - Beginning of Year	18,760,832	1,001,598	129,010	10,009
Net Assets - End of Year	$19,659,345	$1,117,481	$--	$11,703

VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account B of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Six of the divisions each invest solely in the shares of six corresponding separate funds of the Oppenheimer Variable Account Funds (the Funds), an open-end management investment company registered under the 1940 Act.  The Funds’ investment advisor is OppenheimerFunds, Inc.  One division invests solely in the units of the corresponding series trust of The Merrill Lynch Fund of Stripped (AZero@) U.S. Treasury Securities (the Trusts), which is registered under the 1940 Act as a unit investment trust.  The sponsor of the Trusts is Advisor’s Asset Management Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies.  The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits.  Additional assets are held in Monarch Life's general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account.  The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes.  For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account.  This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

 Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

During 2010, the Oppenheimer MidCap Fund changed its name to Oppenheimer Small- & Mid-Cap Growth Fund.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVESTMENTS:  The investments in shares of the Funds and in units of the Trusts are stated at market value, which is the net asset value per share and per unit of the respective funds and series trusts of the Funds and the Trusts.  Investment transactions are accounted for on the date the shares and units are purchased or sold.  The cost of shares and units redeemed is determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds and the Trusts are reinvested in additional shares of the Funds and in units of the Trusts, respectively, and are recorded as income by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

SUBSEQUENT EVENTS:  As of April 24, 2012, the date in which the financial statements were issued, management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2011, which require recognition or disclosure in the financial statements.

FAIR VALUE MEASUREMENT:  At December 31, 2011 and December 31, 2010, all the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, “Fair Value Measurements and Disclosures”, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds and units of the Trusts by the Account for the year ended December 31, 2011 are shown below:

	Purchases	Sales
Oppenheimer Money Fund	$1,477,653	$2,427,608
Oppenheimer Core Bond Fund	208,256	140,986
Oppenheimer Small- & Mid-Cap Growth Fund	159,469	1,702,183
Oppenheimer Capital Appreciation Fund	297,835	1,605,670
Oppenheimer Balanced Fund	526,123	1,897,790
Oppenheimer High Income Fund	130,754	116,397
2019 Trust	36,861	6,419
Totals	$2,836,951	$7,897,053

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks.  The daily charge varies by policy form and is currently equal to a rate of .50% to .75% (on an annual basis) of the policyowners’ investment base.

VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 5-TRANSACTION CHARGES

Monarch Life pays all transaction charges to the sponsor of the Trusts, on the sale of units of the Trusts to the Account and deducts a daily charge from the assets of each series trust division in the Account for reimbursement of these transaction charges.  The daily charge is currently equal to a rate of .34% (on an annual basis) of the policyowners’ respective investment base.

NOTE 6-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2011, are shown below:

	Issued	Redeemed	Net Increase (Decrease)
Money Fund Division	--	35,147	(35,147)
Core Bond Fund Division	--	1,189	(1,189)
Small- & Mid-Cap Growth Fund Division	--	22,669	(22,669)
Capital Appreciation Fund Division	--	13,888	(13,888)
Balanced Fund Division	--	37,222	(37,222)
High Income Fund Division	--	4,519	(4,519)
2019 Division	1,308	--	1,308

NOTE 7-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base.  This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50.  Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowners who reallocate investment base more than five times a year.  These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%.  A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 8-POLICYOWNERS= INVESTMENT BASE

Policyowners’ investment base for 2011, 2010, 2009, 2008, and 2007 consists of the following:

At December 31,                                                      For the year ended December 31,

2011	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base ** Lowest to Highest			Total Return*** Lowest to Highest
Money Fund Division	217,278	$25.30	to	$27.08	$5,670,932	0.01%	.50%	to	.75%	(0.49%)	to	(0.73%)
Core Bond Fund Division	57,972	36.49	to	39.06	2,193,005	5.77%	.50%	to	.75%	7.73%	to	7.46%
Small- & Mid-Cap Gr Fund Division	103,022	60.98	to	65.04	6,450,662	0.00%	.50%	to	.75%	0.59%	to	0.34%
Capital Appreciation Fund Division	135,558	87.29	to	93.42	12,227,905	0.36%	.50%	to	.75%	(1.64%)	to	(1.88%)
Balanced Fund Division	406,058	43.33	to	46.16	18,127,830	2.31%	.50%	to	.75%	0.22%	to	(0.03%)
High Income Fund Division	60,672	16.17	to	17.26	1,016,342	9.10%	.50%	to	.75%	(2.82%)	to	(3.06%)
2019 Division	1,861	23.99	to	24.77	45,313	--	.84%	to	1.09%	13.71%	to	13.43%

2010
Money Fund Division	252,425	$25.49	to	$27.21	$6,620,891	0.03%	.50%	to	.75%	(0.70%)	to	(0.48%)
Core Bond Fund Division	59,161	33.96	to	36.25	2,079,753	1.77%	.50%	to	.75%	10.58%	to	10.86%
Small- & Mid-Cap Gr Fund Division	125,691	60.77	to	64.65	7,843,661	0.00%	.50%	to	.75%	26.53%	to	26.81%
Capital Appreciation Fund Division	149,446	88.97	to	94.98	13,721,510	0.18%	.50%	to	.75%	8.61%	to	8.87%
Balanced Fund Division	443,279	43.34	to	46.05	19,774,151	1.39%	.50%	to	.75%	12.08%	to	12.34%
High Income Fund Division	65,190	16.68	to	17.76	1,124,007	6.13%	.50%	to	.75%	13.93%	to	14.29%
2019 Division	553	21.15	to	21.78	11,772	--	.84%	to	1.09%	10.56%	to	10.78%

2009
Money Fund Division	360,005	$25.67	to	$27.34	$9,456,719	0.34%	.50%	to	.75%	(0.43%)	to	(0.15%)
Core Bond Fund Division	58,373	30.71	to	32.70	1,853,983	0.00%	.50%	to	.75%	8.78%	to	9.07%
MidCap Fund Division	127,356	48.03	to	50.98	6,272,646	0.00%	.50%	to	.75%	31.59%	to	31.97%
Capital Appreciation Fund Division	167,395	81.92	to	87.24	14,130,069	0.32%	.50%	to	.75%	43.44%	to	43.79%
Balanced Fund Division	478,398	38.67	to	40.99	19,027,115	0.00%	.50%	to	.75%	20.99%	to	21.27%
High Income Fund Division	67,264	14.64	to	15.54	1,015,815	0.00%	.50%	to	.75%	24.38%	to	24.72%
2010 Division	2,756	46.25	to	48.64	130,824	--	.84%	to	1.09%	(1.03%)	to	(0.78%)
2019 Division	527	19.13	to	19.66	10,135	--	.84%	to	1.09%	(8.38%)	to	(8.08%)

2008
Money Fund Division	413,046	$25.78	to	$27.38	$10,894,992	2.67%	.50%	to	.75%	2.01%	to	2.25%
Core Bond Fund Division	65,042	28.23	to	29.98	1,897,290	5.43%	.50%	to	.75%	(39.50%)	to	(39.36%)
MidCap Fund Division	136,107	36.50	to	38.63	5,087,573	0.00%	.50%	to	.75%	(49.45%)	to	(49.33%)
Capital Appreciation Fund Division	186,593	57.11	to	60.67	10,958,564	0.16%	.50%	to	.75%	(45.93%)	to	(45.79%)
Balanced Fund Division	532,703	31.96	to	33.80	17,487,803	2.99%	.50%	to	.75%	(43.91%)	to	(43.75%)
High Income Fund Division	77,580	11.77	to	12.45	940,455	8.44%	.50%	to	.75%	(78.83%)	to	(78.79%)
2009 Division	966	44.21	to	46.49	43,151	--	.84%	to	1.09%	2.21%	to	2.49%
2010 Division	2,873	46.73	to	49.02	137,627	--	.84%	to	1.09%	5.00%	to	5.28%
2019 Division	8,826	20.88	to	21.40	184,330	--	.84%	to	1.09%	19.48%	to	19.75%

VARIABLE ACCOUNT B
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

2007
Money Fund Division	405,102	$25.27	to	$26.78	$10,450,987	5.42%	.50%	to	.75%	4.19%	to	4.46%
Core Bond Fund Division	78,720	46.66	to	49.44	3,793,209	4.55%	.50%	to	.75%	3.60%	to	3.87%
MidCap Fund Division	148,309	72.20	to	76.23	10,952,089	0.00%	.50%	to	.75%	5.53%	to	5.80%
Capital Appreciation Fund Division	208,289	105.63	to	111.91	22,597,029	0.23%	.50%	to	.75%	13.29%	to	13.58%
Balanced Fund Division	596,866	56.98	to	60.09	34,897,620	2.57%	.50%	to	.75%	3.00%	to	3.27%
High Income Fund Division	90,584	55.59	to	58.74	5,182,474	7.02%	.50%	to	.75%	(0.86%)	to	(0.60%)
2008 Division	5,000	49.52	to	52.07	258,525	--	.84%	to	1.09%	4.17%	to	4.44%
2009 Division	986	43.25	to	45.36	43,059	--	.84%	to	1.09%	5.77%	to	6.04%
2010 Division	4,722	44.50	to	46.56	215,068	--	.84%	to	1.09%	7.20%	to	7.48%
2019 Division	10,860	17.48	to	17.87	189,843	--	.84%	to	1.09%	9.20%	to	9.48%

NOTE 8-POLICYOWNERS= INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values.  The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values.  Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions.  The ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  The ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 9-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds and the Trusts, that the Account satisfies the current requirements of the regulations.

NOTE 10-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

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